NOMURA FUNDS

Supplement to the current Statutory Prospectus and
Statement of Additional Information for each Nomura Fund (each, a “Fund”), as may be amended

As of December 1, 2025 (Closing Date), Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management’s US and European public investments business. On the Closing Date, the rebranding from “Macquarie” to “Nomura” went into effect, including the name changes for each Fund, the fund complex name change from Macquarie Funds to Nomura Funds, and the renaming of the US Securities and Exchange Commission-registered investment adviser as Nomura Investment Management Business Trust.
Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).
Please keep this Supplement for future reference.
This Supplement is dated December 8, 2025.